Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES

FISCAL 2014 SEGMENT INFORMATION (Revised)

(Unaudited)

(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED (b)					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014

Net revenue: (a)

Enterprise Group	$6,967	$6,631	$6,879	$7,250	$27,727	$6,967	$6,631	$6,879	$7,250	$27,727	$—	$—	$—	$—	$—
Enterprise Services	5,595	5,702	5,590	5,511	22,398	5,595	5,702	5,590	5,511	22,398	—	—	—	—	—
Software	916	971	959	1,087	3,933	916	971	959	1,087	3,933	—	—	—	—	—
Financial Services	870	867	855	906	3,498	870	867	855	906	3,498	—	—	—	—	—
Corporate Investments	4	—	—	—	4	4	—	—	—	4	—	—	—	—	—
Total segments	14,352	14,171	14,283	14,754	57,560	14,352	14,171	14,283	14,754	57,560	—	—	—	—	—

Elimination of intersegment net revenue and other	(580)	(597)	(579)	(681)	(2,437)	(580)	(597)	(579)	(681)	(2,437)	—	—	—	—	—

Total HPE consolidated and combined net revenue	$13,772	$13,574	$13,704	$14,073	$55,123	$13,772	$13,574	$13,704	$14,073	$55,123	$—	$—	$—	$—	$—

Earnings before taxes: (a)

Enterprise Group	$985	$931	$933	$1,060	$3,909	$998	$951	$965	$1,091	$4,005	$(13)	$(20)	$(32)	$(31)	$(96)
Enterprise Services	58	149	225	386	818	58	149	225	386	818	—	—	—	—	—
Software	145	187	203	336	871	145	187	203	336	871	—	—	—	—	—
Financial Services	101	99	80	109	389	101	99	80	109	389	—	—	—	—	—
Corporate Investments	(87)	(65)	(63)	(30)	(245)	(100)	(85)	(95)	(61)	(341)	13	20	32	31	96
Total segment earnings from operations	1,202	1,301	1,378	1,861	5,742	1,202	1,301	1,378	1,861	5,742	—	—	—	—	—

Corporate and unallocated costs and eliminations	(111)	(147)	(150)	(184)	(592)	(111)	(147)	(150)	(184)	(592)	—	—	—	—	—
Stock-based compensation expense	(135)	(97)	(100)	(95)	(427)	(135)	(97)	(100)	(95)	(427)	—	—	—	—	—
Amortization of intangible assets	(251)	(243)	(206)	(206)	(906)	(251)	(243)	(206)	(206)	(906)	—	—	—	—	—
Restructuring charges	(122)	(237)	(565)	(547)	(1,471)	(122)	(237)	(565)	(547)	(1,471)	—	—	—	—	—
Acquisition and other related charges	(2)	(3)	(3)	(3)	(11)	(2)	(3)	(3)	(3)	(11)	—	—	—	—	—
Interest and other, net	(16)	(31)	(16)	(28)	(91)	(16)	(31)	(16)	(28)	(91)	—	—	—	—	—

Total HPE consolidated and combined earnings before taxes	$565	$543	$338	$798	$2,244	$565	$543	$338	$798	$2,244	$—	$—	$—	$—	$—

(a) Effective at the beginning of the fiscal 2016 the first quarter, HPE implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in (i) within the Enterprise Group segment, the consolidation of the Industry Standard Servers and Business Critical Systems  business units into the newly formed Servers business unit ; (ii) the transfer of certain Cloud-related marketing headcount activities from the Corporate Investment segment to the Enterprise Group segment. HPE reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: the consolidation of net revenue from the Industry Standard Servers and Business Critical Systems business units into the Servers business unit within the Enterprise Group segment; and the transfer of operating expenses from the Corporate Investment segment to the Enterprise Group segment. These changes had no impact on HPE’s previously reported  consolidated and combined net revenue, earnings from operations, net earnings or net earnings per share.

(b) Derived based on the amounts presented in HPE’s filings with the SEC, Amendment No.2 and No.5 of Form 10, and the fiscal 2015 Form 10-K.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES

FISCAL 2014 SEGMENT INFORMATION (Revised)

(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED (C)					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014		Apr. 30, 2014		Jul. 31, 2014		Oct. 31, 2014		Oct. 31, 2014

Segment operating margin: (a)

Enterprise Group	14.1%	14.0%	13.6%	14.6%	14.1%	14.3%	14.3%	14.0%	15.0%	14.4%	(0.2	)pts	(0.3	)pts	(0.4	)pts	(0.4	)pts	(0.3	)pts
Enterprise Services	1.0%	2.6%	4.0%	7.0%	3.7%	1.0%	2.6%	4.0%	7.0%	3.7%	—		—		—		—		—
Software	15.8%	19.3%	21.2%	30.9%	22.1%	15.8%	19.3%	21.2%	30.9%	22.1%	—		—		—		—		—
Financial Services	11.6%	11.4%	9.4%	12.0%	11.1%	11.6%	11.4%	9.4%	12.0%	11.1%	—		—		—		—		—
Corporate Investments (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM		NM		NM		NM		NM
Total segment earnings from operations	8.4%	9.2%	9.6%	12.6%	10.0%	8.4%	9.2%	9.6%	12.6%	10.0%	—		—		—		—		—

(a)  Effective at the beginning of the fiscal 2016 the first quarter, HPE implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in (i) within the Enterprise Group segment, the consolidation of the Industry Standard Servers and Business Critical Systems  business units into the newly formed Servers business unit; (ii)the transfer of certain Cloud-related marketing headcount activities from the Corporate Investment segment to the Enterprise Group segment. HPE reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: the consolidation of net revenue from the Industry Standard Servers and Business Critical Systems business units into the Servers business unit within the Enterprise Group segment; and the transfer of operating expenses from the Corporate Investment segment to the Enterprise Group segment. These changes had no impact on HPE’s previously reported  consolidated and combined net revenue, earnings from operations, net earnings or net earnings per share.
(b)  “NM” represents not meaningful.

(c)  Derived based on the amounts presented in HPE’s filings with the SEC, Amendment No.2 and No.5 of Form 10, and the fiscal 2015 Form 10-K.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES

FISCAL 2014 SEGMENT / BUSINESS UNIT INFORMATION (Revised)

(Unaudited)

(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED (b)					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014

Net revenue: (a)

Enterprise Group
Servers	$3,403	$3,060	$3,330	$3,608	$13,401	$—	$—	$—	$—	$—	$3,403	$3,060	$3,330	$3,608	$13,401
Technology Services	2,100	2,106	2,082	2,095	8,383	2,100	2,106	2,082	2,095	8,383	—	—	—	—	—
Storage	834	807	796	878	3,315	834	807	796	878	3,315	—	—	—	—	—
Networking	630	658	671	669	2,628	630	658	671	669	2,628	—	—	—	—	—
Industry Standard Servers	—	—	—	—	—	3,175	2,830	3,097	3,370	12,472	(3,175)	(2,830)	(3,097)	(3,370)	(12,472)
Business Critical Systems	—	—	—	—	—	228	230	233	238	929	(228)	(230)	(233)	(238)	(929)
Total Enterprise Group	6,967	6,631	6,879	7,250	27,727	6,967	6,631	6,879	7,250	27,727	—	—	—	—	—

Enterprise Services
Infrastructure Technology Outsourcing	3,500	3,597	3,495	3,446	14,038	3,500	3,597	3,495	3,446	14,038	—	—	—	—	—
Application and Business Services	2,095	2,105	2,095	2,065	8,360	2,095	2,105	2,095	2,065	8,360	—	—	—	—	—
Total Enterprise Services	5,595	5,702	5,590	5,511	22,398	5,595	5,702	5,590	5,511	22,398	—	—	—	—	—

Software	916	971	959	1,087	3,933	916	971	959	1,087	3,933	—	—	—	—	—

Financial Services	870	867	855	906	3,498	870	867	855	906	3,498	—	—	—	—	—

Corporate Investments	4	—	—	—	4	4	—	—	—	4	—	—	—	—	—
Total segments	14,352	14,171	14,283	14,754	57,560	14,352	14,171	14,283	14,754	57,560	—	—	—	—	—

Elimination of intersegment net revenue and other	(580)	(597)	(579)	(681)	(2,437)	(580)	(597)	(579)	(681)	(2,437)	—	—	—	—	—

Total HPE consolidated and combined net revenue	$13,772	$13,574	$13,704	$14,073	$55,123	$13,772	$13,574	$13,704	$14,073	$55,123	$—	$—	$—	$—	$—

(a)  Effective at the beginning of the fiscal 2016 the first quarter, HPE implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in (i) within the Enterprise Group segment, the consolidation of the Industry Standard Servers and Business Critical Systems  business units into the newly formed Servers business unit; (ii)the transfer of certain Cloud-related marketing headcount activities from the Corporate Investment segment to the Enterprise Group segment. HPE reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: the consolidation of net revenue from the Industry Standard Servers and Business Critical Systems business units into the Servers business unit within the Enterprise Group segment; and the transfer of operating expenses from the Corporate Investment segment to the Enterprise Group segment. These changes had no impact on HPE’s previously reported  consolidated and combined net revenue, earnings from operations, net earnings or net earnings per share.

(b)  Derived based on the amounts presented in HPE’s filings with the SEC, Amendment No.2 and No.5 of Form 10, and the fiscal 2015 Form 10-K.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES

FISCAL 2015 SEGMENT INFORMATION (Revised)

(Unaudited)

(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED (b)					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015

Net revenue: (a)

Enterprise Group	$6,982	$6,560	$7,007	$7,358	$27,907	$6,982	$6,560	$7,007	$7,358	$27,907	$—	$—	$—	$—	$—
Enterprise Services	4,993	4,817	4,976	5,020	19,806	4,993	4,817	4,976	5,020	19,806	—	—	—	—	—
Software	870	892	901	959	3,622	870	892	901	959	3,622	—	—	—	—	—
Financial Services	803	805	807	801	3,216	803	805	807	801	3,216	—	—	—	—	—
Corporate Investments	4	1	1	1	7	4	1	1	1	7	—	—	—	—	—
Total segments	13,652	13,075	13,692	14,139	54,558	13,652	13,075	13,692	14,139	54,558	—	—	—	—	—

Elimination of intersegment net revenue and other	(599)	(526)	(635)	(691)	(2,451)	(599)	(526)	(635)	(691)	(2,451)	—	—	—	—	—

Total HPE consolidated and combined net revenue	$13,053	$12,549	$13,057	$13,448	$52,107	$13,053	$12,549	$13,057	$13,448	$52,107	$—	$—	$—	$—	$—

Earnings before taxes: (a)

Enterprise Group	$1,058	$923	$881	$1,000	$3,862	$1,091	$950	$911	$1,029	$3,981	$(33)	$(27)	$(30)	$(29)	$(119)
Enterprise Services	150	172	285	412	1,019	150	172	285	412	1,019	—	—	—	—	—
Software	157	159	185	287	788	157	159	185	287	788	—	—	—	—	—
Financial Services	90	85	87	87	349	90	85	87	87	349	—	—	—	—	—
Corporate Investments	(91)	(108)	(109)	(115)	(423)	(124)	(135)	(139)	(144)	(542)	33	27	30	29	119
Total segment earnings from operations	1,364	1,231	1,329	1,671	5,595	1,364	1,231	1,329	1,671	5,595	—	—	—	—	—

Corporate and unallocated costs and eliminations	(110)	(76)	(104)	(164)	(454)	(110)	(76)	(104)	(164)	(454)	—	—	—	—	—
Unallocated costs related to stock-based compensation expense	(139)	(97)	(117)	(212)	(565)	(139)	(97)	(117)	(212)	(565)	—	—	—	—	—
Amortization of intangible assets	(203)	(204)	(225)	(220)	(852)	(203)	(204)	(225)	(220)	(852)	—	—	—	—	—
Restructuring charges	(132)	(248)	(24)	(550)	(954)	(132)	(248)	(24)	(550)	(954)	—	—	—	—	—
Acquisition and other related charges	(4)	(19)	(46)	(20)	(89)	(4)	(19)	(46)	(20)	(89)	—	—	—	—	—
Separation costs	(44)	(159)	(255)	(339)	(797)	(44)	(159)	(255)	(339)	(797)	—	—	—	—	—
Defined benefit plan settlement charges	—	—	(178)	(47)	(225)	—	—	(178)	(47)	(225)	—	—	—	—	—
Impairment of data center assets	—	—	(136)		(136)	—	—	(136)		(136)	—	—	—	—	—
Interest and other, net	(18)	(30)	4	(9)	(53)	(18)	(30)	4	(9)	(53)	—	—	—	—	—

Total HPE consolidated and combined earnings before taxes	$714	$398	$248	$110	$1,470	$714	$398	$248	$110	$1,470	$—	$—	$—	$—	$—

(a)  Effective at the beginning of the fiscal 2016 the first quarter, HPE implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in (i) within the Enterprise Group segment, the consolidation of the Industry Standard Servers and Business Critical Systems  business units into the newly formed Servers business unit; (ii)the transfer of certain Cloud-related marketing headcount activities from the Corporate Investment segment to the Enterprise Group segment. HPE reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: the consolidation of net revenue from the Industry Standard Servers and Business Critical Systems business units into the Servers business unit within the Enterprise Group segment; and the transfer of operating expenses from the Corporate Investment segment to the Enterprise Group segment. These changes had no impact on HPE’s previously reported consolidated and combined net revenue, earnings from operations, net earnings or net earnings per share.

(b)  Derived based on the amounts presented in HPE’s filings with the SEC, Amendment No.2 and No.5 of Form 10, and the fiscal 2015 Form 10-K.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES

FISCAL 2015 SEGMENT INFORMATION (Revised)

(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED (C)					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015		Apr. 30, 2015		Jul. 31, 2015		Oct. 31, 2015		Oct. 31, 2015

Segment operating margin: (a)

Enterprise Group	15.2%	14.1%	12.6%	13.6%	13.8%	15.6%	14.5%	13.0%	14.0%	14.3%	(0.4	)pts	(0.4	)pts	(0.4	)pts	(0.4	)pts	(0.5	)pts
Enterprise Services	3.0%	3.6%	5.7%	8.2%	5.1%	3.0%	3.6%	5.7%	8.2%	5.1%	—		—		—		—		—
Software	18.0%	17.8%	20.5%	29.9%	21.8%	18.0%	17.8%	20.5%	29.9%	21.8%	—		—		—		—		—
Financial Services	11.2%	10.6%	10.8%	10.9%	10.9%	11.2%	10.6%	10.8%	10.9%	10.9%	—		—		—		—		—
Corporate Investments (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM		NM		NM		NM		NM
Total segment earnings from operations	10.0%	9.4%	9.7%	11.8%	10.3%	10.0%	9.4%	9.7%	11.8%	10.3%	—		—		—		—		—

(a)  Effective at the beginning of the fiscal 2016 the first quarter, HPE implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in (i) within the Enterprise Group segment, the consolidation of the Industry Standard Servers and Business Critical Systems  business units into the newly formed Servers business unit; (ii)the transfer of certain Cloud-related marketing headcount activities from the Corporate Investment segment to the Enterprise Group segment. HPE reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: the consolidation of net revenue from the Industry Standard Servers and Business Critical Systems business units into the Servers business unit within the Enterprise Group segment; and the transfer of operating expenses from the Corporate Investment segment to the Enterprise Group segment. These changes had no impact on HPE’s previously reported consolidated and combined net revenue, earnings from operations, net earnings or net earnings per share.

(b)  “NM” represents not meaningful.

(c)  Derived based on the amounts presented in HPE’s filings with the SEC, Amendment No.2 and No.5 of Form 10, and the fiscal 2015 Form 10-K.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES

FISCAL 2015 SEGMENT / BUSINESS UNIT INFORMATION (Revised)

(Unaudited)

(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED (b)					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015

Net revenue: (a)

Enterprise Group
Servers	$3,595	$3,332	$3,520	$3,772	$14,219	$—	$—	$—	$—	$—	$3,595	$3,332	$3,520	$3,772	$14,219
Technology Services	1,988	1,932	1,880	1,862	7,662	1,988	1,932	1,880	1,862	7,662	—	—	—	—	—
Storage	837	740	784	819	3,180	837	740	784	819	3,180	—	—	—	—	—
Networking	562	556	823	905	2,846	562	556	823	905	2,846	—	—	—	—	—
Industry Standard Servers	—	—	—	—	—	3,387	3,137	3,336	3,552	13,412	(3,387)	(3,137)	(3,336)	(3,552)	(13,412)
Business Critical Systems	—	—	—	—	—	208	195	184	220	807	(208)	(195)	(184)	(220)	(807)
Total Enterprise Group	6,982	6,560	7,007	7,358	27,907	6,982	6,560	7,007	7,358	27,907	—	—	—	—	—

Enterprise Services
Infrastructure Technology Outsourcing	3,132	2,871	3,036	3,068	12,107	3,132	2,871	3,036	3,068	12,107	—	—	—	—	—
Application and Business Services	1,861	1,946	1,940	1,952	7,699	1,861	1,946	1,940	1,952	7,699	—	—	—	—	—
Total Enterprise Services	4,993	4,817	4,976	5,020	19,806	4,993	4,817	4,976	5,020	19,806	—	—	—	—	—

Software	870	892	901	959	3,622	870	892	901	959	3,622	—	—	—	—	—

Financial Services	803	805	807	801	3,216	803	805	807	801	3,216	—	—	—	—	—

Corporate Investments	4	1	1	1	7	4	1	1	1	7	—	—	—	—	—
Total segments	13,652	13,075	13,692	14,139	54,558	13,652	13,075	13,692	14,139	54,558	—	—	—	—	—

Elimination of intersegment net revenue and other	(599)	(526)	(635)	(691)	(2,451)	(599)	(526)	(635)	(691)	(2,451)	—	—	—	—	—

Total HPE consolidated and combined net revenue	$13,053	$12,549	$13,057	$13,448	$52,107	$13,053	$12,549	$13,057	$13,448	$52,107	$—	$—	$—	$—	$—

(a)Effective at the beginning of the fiscal 2016 the first quarter, HPE implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in (i) within the Enterprise Group segment, the consolidation of the Industry Standard Servers and Business Critical Systems  business units into the newly formed Servers business unit; (ii) the transfer of certain Cloud-related marketing headcount activities from the Corporate Investment segment to the Enterprise Group segment. HPE reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: the consolidation of net revenue from the Industry Standard Servers and Business Critical Systems business units into the Servers business unit within the Enterprise Group segment; and the transfer of operating expenses from the Corporate Investment segment to the Enterprise Group segment. These changes had no impact on HPE’s previously reported consolidated and combined net revenue, earnings from operations, net earnings or net earnings per share.

(b) Derived based on the amounts presented in HPE’s filings with the SEC, Amendment No.2 and No.5 of Form 10, and the fiscal 2015 Form 10-K.